                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                          ---------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 29, 2003



                              INNOTRAC CORPORATION
               --------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                Georgia                 000-23741               58-1592285
-------------------------------     ----------------       -------------------
(State or other Jurisdiction of     (Commission File          (IRS Employer
 Incorporation or Organization)          Number            Identification No.)

         6655 Sugarloaf Parkway
             Duluth, Georgia                           30097
  --------------------------------------        ------------------
 (Address of principal executive offices)            (Zip code)

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       Registrant's telephone number, including area code: (678) 584-4000

                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired:

         None.

(b)      Pro Forma Financial Information:

         None.

(c)      Exhibits:

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   99.1            Innotrac Corporation press release dated April 29, 2003,
                   announcing Innotrac's financial results for the first
                   quarter of 2003 (furnished pursuant to Items 9 and 12 of
                   Form 8-K).


ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to Exchange Act Release 47583, Innotrac Corporation ("Innotrac") is furnishing the following information and Exhibit pursuant to Items 9 and 12 of Form 8-K.

         On April 29, 2003, Innotrac issued a press release to announce its financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1. The press release presents Innotrac's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the first quarter of 2003, along with the most directly comparable financial measure calculated and presented in accordance with GAAP, which Innotrac determined to be operating loss ("EBIT"), and a reconciliation of EBITDA to EBIT. The only difference is depreciation and amortization charges.

         Management believes that presentation of non-GAAP financial measures such as EBITDA is useful because it allows investors and management to evaluate and compare Innotrac's core cash-based operating results from ongoing operations from period to period in a more meaningful and consistent manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. Because EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as used in the press release may not be comparable to other similarly titled measures used by other companies.

         As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

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         The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INNOTRAC CORPORATION


                                      By:    /s/ David L. Gamsey
                                             -----------------------------
                                             David L. Gamsey
                                             Senior Vice President,
                                             Chief Financial Officer and
Date:  April 29, 2003                        Secretary